                                                                Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      -------------------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
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                       U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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           180 East Fifth Street
            St. Paul, Minnesota                                    55101
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 (Address of principal executive offices)                        (Zip Code)
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                                Richard Prokosch
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-0721
            (Name, address and telephone number of agent for service)

                              Kansas City Southern
                     (Issuer with respect to the Securities)

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                    Delaware                                   44-0663509
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(State or other jurisdiction of incorporation or            (I.R.S. Employer
                  organization)                            Identification No.)
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427 West 12"' Street                                             64105
Kansas City, Missouri
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    (Address of Principal Executive Offices)                  (Zip Code)
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                           7 1/2% Senior Notes due 2009
                       (Title of the Indenture Securities)

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

                         TABLE OF ADDITIONAL REGISTRANTS

                                            State/Country       I.R.S Employer
Name                                      of Incorporation    Identification No.
----                                      ----------------    ------------------
The Kansas City Southern Railway Company       Missouri            44-6000758
Gateway Eastern Railway Company                Illinois            37-1301047
PABTEX GP, LLC                                 Texas               43-1915234
PABTEX, L.P.                                   Delaware            43-0909361
SIS Bulk Holdings, Inc.                        Delaware            43-1915233
Mid-South Microwave, Inc.                      Delaware            43-1422644
Rice-Carden Corporation                        Missouri            44-6011041
Southern Development Company                   Missouri            44-6005843
Southern Industrial Services, Inc.             Delaware            36-3499535
Trans-Serve, Inc.                              Delaware            43-0865086

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[The address of each of the additional registrants is 427 West 12th Street,
Kansas City, Missouri, 64105.]

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers. Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None

Items 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of March 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*    Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 2nd day of July, 2002.

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:  /s/ Julie Eddington
                                              ----------------------------------
                                              Julie Eddington
                                              Assistant Vice President

By:   /s/ Lori-Anne Rosenberg
      ---------------------------------
      Lori-Anne Rosenberg
      Assistant Vice President

                                    Exhibit 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: July 2, 2002


                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:  /s/ Julie Eddington
                                              ----------------------------------
                                              Julie Eddington
                                              Assistant Vice President

By:   /s/ Lori-Anne Rosenberg
      ---------------------------------
      Lori-Anne Rosenberg
      Assistant Vice President

                                    Exhibit 7
                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 3/31/2002
                                    ($000's)

                                                                 3/31/2002
                                                            -------------------
Assets
    Cash and Due From Depository Institutions                    $6,610,097
    Federal Reserve Stock                                                 0
    Securities                                                   24,432,814
    Federal Funds                                                 1,509,430
    Loans & Lease Financing Receivables                         112,081,360
    Fixed Assets                                                  1,414,464
    Intangible Assets                                             8,269,267
    Other Assets                                                  6,637,699
                                                            -------------------
         Total Assets                                          $160,955,131

Liabilities
    Deposits                                                   $107,406,480
    Fed Funds                                                     6,981,749
    Treasury Demand Notes                                                 0
    Trading Liabilities                                             120,375
    Other Borrowed Money                                         18,019,329
    Acceptances                                                     185,399
    Subordinated Notes and Debentures                             5,104,491
    Other Liabilities                                             3,878,626
                                                            -------------------
         Total Liabilities                                     $141,696,449
                                                            -------------------
Equity
    Minority Interest in Subsidiaries                              $985,901
    Common and Preferred Stock                                       18,200
    Surplus                                                      11,278,504
    Undivided Profits                                             6,976,077
                                                            -------------------
         Total Equity Capital                                   $19,258,682

                                                            -------------------
Total Liabilities and Equity Capital                           $160,955,131

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:    /s/ Julie Eddington
       ---------------------------------
       Assistant Vice President

Date: July 2, 2002